Exhibit 10.14

Confidential Treatment Requested

2400 Bayshore Parkway Mountain View, Ca. 94043 650-318-0200	For Internal Use:	Contact Type:		Date
	☐ New Advertiser	☐ New	☐ Addendum	Rep Name:
	Existing Advertiser # –	☐ Renewal Campaign#	☐ Revision Revision #	lnvoice #:
			Allow for Automatic Creative optimization		YES	NO
			Authorization to Optimize Targeting		YES	NO

Client:
Premium Advertiser ID
AdWords Advertiser ID
Start Date:			End Date:		Duration (# wks)
(Actual Start Date of Campaign is contingent upon Google receiving ad creatives 3 days prior to start date)
Ad Agency			Advertiser
Division
Media Contact:			Media Contact:
Address:			Address:
City/State:			City/State:
Zip:			Zip:
Phone:			Phone:
Fax:			Fax:
Email:			Email:

Credit Card Billing Information

Name on Card			Billing Address
Billing Address			Address:
City			City/State:
State/Providence & Zip			Zip:
Country			Phone:
Card Holder Phone #			Fax:
Credit Card Number			Email:
Expiration Date
Circle Type:
	MC/Visa Amex JCB Eurocard (with MC Logo)		Billing Method	☐ Straight Line	☐ Other (specify below)

PO Order #	Description of Invoice			☐ Performance (Actuals)
Posting Instructions

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

AdWords	Maximum Price Per Click***	Comments	Syndication Opt-Out?****

Maximum Daily Budget
Maximum Total Budget over Campaign Term

*	Due to competition from other advertisers, your AdWords ads will change position during the course of your campaign. Searches, click through rates, and positions will vary.
**	May be higher if client checked contract plus what’s available
***	Actual prices will vary, but will never exceed the Maximum Price-Per-Click
****	Syndication opt-out will cause your AdWords ads to not show on Google Partner Sites; creative display may vary on Partner Sites

Comments/Addendums:

Dealtime keyword list will be capped at ***** unless Google is able to accept a greater number of keywords.

Google will make commercially reasonable efforts to provide Dealtime with any on-line tools Google develops and makes generally available to its customers to maximize the access to or efficiency of Google’s cost per click and program (Including any tools provided for purposes of training and feedback as part of a Data program implemented by Google for e-commerce customers, if any, and subject to any usage requirements therein). Dealtime acknowledges that Google is not obligated to commercially provide for production use any tools tested as part of a Data program.

Dealtime keyword lists are Dealtime confidential.

DEFINITION OF DELIVERY OPTIONS (Premium Only):

The number of impressions available (i.e., the Inventory) is based on our projections and represents an estimate. In the event there are more impressions available than projected, we provide the following delivery options:

Contract Only—The “Contract Only” option means that Google is authorized to deliver only the total impressions ordered. For this delivery option, Advertiser is responsible only for payments corresponding to the total impressions ordered.

Overdelivery—The “overdelivery” option means that Google is authorized (but not obligated) to deliver up to the % specified.

Furthermore, Google shall have the right to resell the corresponding inventory to another advertiser at any time. All overdelivery inventory is considered remnant.

TERMS AND CONDITIONS:

This Insertion Order is subject to credit approval and the Premium terms and conditions (“Standard Terms”) available here:

http://www.google.com/ads/conditions.html (Premium) and http://www.google.com/ads/addendum.html (AdWords) and such Standard Terms are made a part of this Insertion Order by reference. The signatory of this Insertion Order represents that s/he has read and agrees to such Standard Terms. There shall be no force or affect to any different or additional terms of any related insertion order. Dealtime may revise the Maximum Daily Budget at any time and may due so per campaign.

PAYMENT TERMS:

1) All Advertising campaigns valued at less than ***** are subject to payment in full before their campaign can be posted live on Google.

2) Terms of Payment. New Customers must submit a completed Google credit application. If none is submitted or if the request for credit is denied by Google (in its sole discretion), Customer must pay the total amount due for the IO in advance of the Start Date. Google will invoice credit-approved Customers monthly or as otherwise set forth in this IO. Unless otherwise indicated in this IO, Customer must remit payments to Google upon receipt of the invoice. Delinquent payments shall bear interest at the rate of ***** (or the highest rate permitted by law, if less) from original Invoice due date until paid in full. Customer will be responsible for all reasonable expenses (including attorneys’ fees) incurred by Google in collecting unpaid or delinquent amounts. All payments due are in U.S. dollars and are exclusive of any applicable taxes, which taxes are the responsibility of Customer. Dealtime will pay for *****from post marked date of Invoice.

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

Sign and FAX IO to 212-656-1356

Advertiser / Agency	Google

Signature:	Signature:

Name:	Name:

Title:	Title:

Date:	Acceptance Date:

Advertiser: If Advertiser’s agency signs above, such Advertiser’s agency hereby represents that it has full authority to bind the Advertiser set forth above.

Creative Deadlines

New advertisers must submit materials to Google three business days prior to start date.

Existing advertisers may change their text as often as they like as long as Google receives new text creative by noon two business days prior to start date.

If advertisement materials are not provided in accordance with this policy, Google cannot guarantee that the corresponding advertisement will commence by the Start Date.

Creative Submissions

Please send email to cs-east@google.com.

Send text, visible URL, along with the corresponding destination URL’s in the Excel Creative Spreadsheet located on the second tab of this contract. Specs outlined on that page.

Post Text files along with corresponding destination URL’s to a WWW page or FTP site and send location via e-mail.

To preview your ad, please go to: http://www.google.com/ads/preview.html (specs located on the second tab of this contract)

Dealtime may “bulk” revise the included keywords and Max CPC of up to 5 campaigns per week by submitting an excel spreadsheet containing such revised keywords and Max CPC’s.

Right to Reject Advertisement. All advertisements are subject to Google’s approval. Google reserves the right to reject any advertisement, IO, or URL Ink, at any time, for any reason whatsoever, except that Google will not cancel placement of an advertisement, IO, or URL link due to inventory demand from other customers.

Unavailable Advertisement Materials. Google shall have the right to charge Advertiser, at the rate specified in the IO, for inventory held by Google pending receipt of acceptable materials: (i) if Advertiser fails to provide advertisement by Start Date or (ii) if either Google or Advertiser chooses to terminate any advertisement and Advertiser provides no acceptable substitute before such termination. Google shall have the right to publish in substitution any prior acceptable advertisement submitted by Customer until such time as Google can reasonably begin publication of Customer’s desired advertisement.

Targeting and Positioning. Advertising shall be targeted to users based on the keywords specified in the IO. Positioning of advertisements on the Google website or on any page therein is at Google’s sole discretion, unless otherwise expressly provided herein.

Reporting and Statistics. Google will provide Customer with password-protected access to 24/7 online reporting information so that Customer may monitor its campaign. Google will undertake commercially reasonable efforts to deliver impressions or clicks in accordance with the estimates set forth in an IO. However, Google makes no guarantee regarding the levels of impressions or clicks for any advertisement. Google will maintain delivery statistics and Customer acknowledges that such delivery statistics are the official and definitive measurements of Google’s performance on any delivery obligations provided in the IO.

Creative Maximizer Note

The Google AdOps group requests the right to rearrange the order of the text elements in your ads to help maximize performance. If this automated procedure is not acceptable please send an email to: cs-east@google.com, stating please run campaign as submitted.

To access online advertising reports, please provide your choice of:
User Name	Password

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

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